Exhibit 99.1

CEREBAIN BIOTECH CORP.

FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2011, JUNE 30, 2011 AND 2010

CEREBAIN BIOTECH CORP.

Index to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Cerebain Biotech Corp.:

We have audited the balance sheets of Cerebain Biotech Corp. (a development stage company) (the Company) as of June 30, 2011 and 2010, and the related statements of operations, changes in stockholders’ deficit and cash flows for the year ended June 30, 2011 and for the period from February 22, 2010 (date of inception) through June 30, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cerebain Biotech Corp. as of June 30, 2011 and 2010, and the results of its operations and its cash flows for the year ended June 30, 2011 and for the period from February 22, 2010 (date of inception) through June 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred continuing losses from operations, has negative working capital of approximately $402,000 and a deficit accumulated during the development stage of approximately $505,000 at June 30, 2011. A significant amount of additional capital will be necessary to advance the development of the Company's products to the point at which they may become commercially viable. These conditions, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 2. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Windes & McClaughry

Irvine, California

February 10, 2012

CEREBAIN BIOTECH CORP.

(a development stage company)

BALANCE SHEET

	September 30,	June 30,	June 30,
	2011	2011	2010
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,069	$746	$220
Total current assets	1,069	746	220

Long-term assets:
Computer equipment, net	998	1,212	--
Patent rights	75,900	75,900	56,600
Total long-term assets	76,898	77,112	56,600

Total assets	$77,967	$77,858	$56,820

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable	$4,536	$7,649	$869
Related party payables	432,110	388,110	162,000
Income taxes payable	1,800	1,800	900
Notes payable to stockholders	62,490	5,490	--
Total current liabilities	500,936	403,049	163,769

Total liabilities	500,936	403,049	163,769

Stockholders’ deficit
Preferred stock ($0.001 par value: 10,000,000 shares authorized; none issued and outstanding)
Common stock ($0.001 par value: 100,000,000 shares authorized; 21,560,000, 21,540,000, and 3,250,000 shares issued and outstanding at September 30, 2011, June 30, 2011, And June 30, 2010, respectively)	21,560	21,540	3,250
Common stock issuable	--	--	6,600
Additional paid in capital	166,740	157,960	--
Deficit accumulated during the development stage	(611,269)	(504,691)	(116,799)
Total stockholders’ deficit	(422,969)	(325,191)	(106,949)

Total liabilities and stockholders’ deficit	$77,967	$77,858	$56,820

See accompanying notes to financial statements.

CEREBAIN BIOTECH CORP.

(a development stage company)

STATEMENTS OF OPERATIONS

	Three Months Ended September 30, 2011	Three Months Ended September 30, 2010	Fiscal Year Ended June 30, 2011	February 22, 2010 (date of inception) through June 30, 2010	February 22, 2010 (date of inception) through September 30, 2011
	(unaudited)	(unaudited)			(unaudited)
Operating Expenses
Selling, general and administrative expenses	$106,364	$97,613	$384,993	$115,899	$607,256
Marketing expenses	--	--	1,500	--	1,500
Depreciation	214	--	499	--	713
Total operating expenses	106,578	97,613	386,992	115,899	609,469
Net operating loss	(106,578)	(97,613)	(386,992)	(115,899)	(609,469)

Loss before income taxes	(106,578)	(97,613)	(386,992)	(115,899)	(609,469)
Income taxes	--	--	(900)	(900)	(1,800)
Net loss	$(106,578)	$(97,613)	$(387,892)	$(116,799)	$(611,269)

Loss per share:
Basic and diluted loss per share	$(0.01)	$(0.01)	$(0.02)	$(0.04)	$(0.03)

Basic and diluted weighted average shares outstanding	21,555,652	14,687,500	19,653,342	3,106,589	21,555,652

See accompanying notes to the financial statements

CEREBAIN BIOTECH CORP.

(a development stage company)

STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

	Common Stock # of Shares	Common Stock Amount	Common Stock Issuable	Additional Paid in Capital	Deficit Accumulated During the Development stage	Total Stockholders’ Deficit

Balance, February 22, 2010 (date of inception)	-	$-	$-	$-	$-	$-

Estimated fair market value of stock issued to founders	3,250,000	3,250	-	-	-	3,250
Estimated fair market value of stock issuable for patent rights	-	-	6,600	-	-	6,600
Net loss for the year	-	-	-	-	(116,799)	(116,799)
Balance, June 30, 2010	3,250,000	3,250	6,600	-	(116,799)	(106,949)
Estimated fair market value of stock issued to founders	10,650,000	10,650	-	-	-	10,650
Estimated fair market value of stock issued for patent rights	6,600,000	6,600	(6,600)	-	-	-
Shares issued for fund raising at $0.20 per share	1,000,000	1,000	-	199,000	-	200,000
Shares issued for fund raising at $0.50 per share	40,000	40	-	19,960	-	20,000
Offering costs associated with shares issued for fundraising	-	-	-	(61,000)	-	(61,000)
Net loss for the year	-	-	-	-	(387,892)	(387,892)
Balance, June 30, 2011	21,540,000	$21,540	$-	$157,960	$(504,691)	$(325,191)

See accompanying notes to the financial statements

CEREBAIN BIOTECH CORP.

(a development stage company)

STATEMENTS OF CASH FLOWS

	Three Months Ended September 30, 2011	Three Months Ended September 30, 2010	Fiscal Year Ended June 30, 2011	February 22, 2010 (date of inception) through June 30, 2010	February 22, 2010 (date of inception) through September 30, 2011
	(unaudited)	(unaudited)			(unaudited)
Cash flows from operating activities
Net loss	$(106,578)	$(97,613)	$(387,892)	$(116,799)	$(611,269)
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	214	--	499	--	713
Supplies contributed for Founders shares	--	10,650	10,650		10,650
Changes in operating assets and liabilities:
Accounts payable	(3,113)	787	6,780	869	4,536
Related party payables	44,000	84,764	226,110	112,000	382,110
Income taxes payable	--	--	900	900	1,800
Net cash used in operating activities	(65,477)	(1,412)	(142,953)	(3,030)	(211,460)

Cash flows from investing activities
Maintenance of patent rights	--	(12,000)	(19,300)	--	(19,300)
Purchases of computer equipment	--	--	(1,711)	--	(1,711)
Net cash flows used in financing activities:	--	(12,000)	(21,011)	--	(21,011)

Cash flows from financing activities
Founders capital contribution	--	--	--	3,250	3,250
Proceeds from issuance of common stock and warrants, net of offering costs	8,800	--	159,000	--	167,800
Repayment of notes payable to stockholders	(3,000)	--	(14,000)	--	(17,000)
Notes payable to stockholders	60,000	19,490	19,490	--	79,490
Net cash flows provided by financing activities:	65,800	19,490	164,490	3,250	233,540

Net increase in cash and cash equivalents	323	6,078	526	220	1,069

Cash and cash equivalents - beginning of period	746	220	220	--	--

Cash and cash equivalents - end of period	$1,069	$6,298	$746	$220	$1,069

Supplemental disclosure of non-cash investing and financing activities:

Interest paid in cash	$--	$--	$--	$--	$--
Income tax paid in cash	$--	$--	$--	$--	$--

Supplemental disclosure on non-cash investing and financing activities:

During the year ended June 30, 2010, the Company acquired patent rights for related party payable of $50,000 and common stock issuable of $6,600.

See accompanying notes to the financial statements

CEREBAIN BIOTECH CORP.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2011 (unaudited), June 30, 2011 and 2010

Overview

Cerebain, a development stage company (“Cerebain” or “Company”), was incorporated on February 22, 2010 under the laws of Nevada, is a developmental stage biomedical company focused on the discovery of products for the treatment of Alzheimer’s disease.  The Company’s products will include both a medical device as well as a syntheic drug.

As of September 30, 2011, the Company had not yet commenced operations.

NOTE 1 – ORGANIZATION AND PRINCIPAL ACTIVITIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements.  The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

The financial statements as of September 30, 2011 and for the three month periods ended September 30, 2011 and 2010 have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information on the same basis as the annual financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company's financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period. They do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. Therefore, these financial statements should be read in conjunction with the Company's audited financial statements and notes thereto for the year ended June 30, 2011and the period from February 22, 2010 (inception) through June 30, 2010 included here within.

NOTE 2 – BASIS OF PRESENTATION

The Company operates in one segment in accordance with accounting guidance FASB ASC Topic 280, Segment Reporting. Our Chief Executive Officer has been identified as the chief operating decision maker as defined by Financial Accounting Standards Board (“FASB”) ASC Topic 280.

The Accounting Standards Codification ("Codification" or "ASC") is the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP"). Rules and interpretive releases of the Securities and Exchange Commission ("SEC") issued under authority of federal securities laws are also sources of GAAP for SEC registrants.

Description of Business

Development Stage Company

Cerebain was incorporated on February 22, 2010, in the State of Nevada, as Cerebain Biotech Corp.  Cerebain’s business will revolve around the discovery of products for the treatment of Alzheimer’s disease.  The Company’s approach will consider both a medical device solution as well as a syntheic drug solution.

The Company is a development stage company as defined by section 915-10-20 of the FASB Accounting Standards Codification. The Company is still devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced.  All losses accumulated since inception have been considered as part of the Company's development stage activities.

Fiscal year end

The Company elected June 30 as its fiscal year end upon its formation.

CEREBAIN BIOTECH CORP.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2011 (unaudited), June 30, 2011 and 2010

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business.  Our independent auditors have added an explanatory paragraph to their audit opinion issued in connection with our financial statements. The Company had a deficit accumulated during the development stage of $611,269 and $504,691 at September 30, 2011 and June 30, 2011, respectively, and had a net loss of $106,578 for the three months ending September 30, 2011 and $387,892 for the fiscal year ended June 30, 2011, and net cash used in operating activities of $65,477 for the three months ending September 30, 2011 and $142,953 for the fiscal year ended June 30, 2011, with no revenue earned since inception, and a lack of operational history, among other matters, raise substantial doubt about our ability to continue as a going concern.

While the Company is attempting to commence operations and generate revenues, the Company’s cash position may not be significant enough to support the Company’s daily operations.  Management intends to raise additional funds by way of a public or private offering.  Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern.  While the Company believes in the viability of its strategy to generate revenues and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate revenues.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements and the reported amounts of net sales and expenses during the reported periods.  Actual results may differ from those estimates and such differences may be material to the financial statements.  The more significant estimates and assumptions by management include among others: useful lives and residual values of long-lived assets.  The current economic environment has increased the degree of uncertainty inherent in these estimates and assumptions.

Revenue Recognition

The Company expects to recognize revenues in accordance with the guidelines of the Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104 “Revenue Recognition”.

Under SAB 104, four conditions must be met before revenue can be recognized: (i) there is persuasive evidence that an arrangement exists, (ii) delivery has occurred or service has been rendered, (iii) the price is fixed or determinable, and (iv) collection is reasonably assured.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.  Accounts held at U.S. financial institutions are insured by the FDIC up to $250,000.  Cash balances could exceed insured amounts at any given time, however, the Company has not experienced any such losses.

Income Taxes

The Company is subject to income taxes in the U.S.  Significant judgment is required in evaluating our uncertain tax positions and determining our provision for income taxes. In accordance with FASB ASC Topic 740, “Income Taxes,” the Company provides for the recognition of deferred tax assets if realization of such assets is more likely than not.

CEREBAIN BIOTECH CORP.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2011 (unaudited), June 30, 2011 and 2010

The Company accounts for income tax under the provisions of FASB ASC Topic 740, “Income Taxes”, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of the events that have been included in the financial statements or tax returns. Deferred income taxes are recognized for all significant temporary differences between tax and financial statements bases of assets and liabilities.  Valuation allowances are established against net deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Research and Development

The Company expenses the cost of research and development as incurred.  No research and development costs were charged to operations during the reporting periods.

Computer Equipment

Computer equipment is stated at cost.  Depreciation is computed using the straight-line method for financial statement purposes. Maintenance and repairs are expensed as incurred and the costs of additions and betterments that increase the useful lives of the assets are capitalized.  When property or equipment is disposed, the cost and related accumulated depreciation and amortization are removed from the accounts and any gain or loss is included in other income or expenses.

The estimated useful lives of property and equipment are as follows:

Laptop computers	2 years
Computers and computer software	3 years

Long-lived Assets

The Company’s long-lived assets and other assets (consisting of property and equipment and purchased intangible assets with finite useful lives) are reviewed for impairment in accordance with the guidance of the FASB Topic ASC 360, “Property, Plant, and Equipment”, and FASB ASC Topic 205 “Presentation of Financial Statements”.  The Company tests for impairment losses on long-lived assets used in operations whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.  Recoverability of an asset to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the asset.  If such asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value.  Impairment evaluations involve management’s estimates on asset useful lives and future cash flows.  Actual useful lives and cash flows could be different from those estimated by management which could have a material effect on our reporting results and financial positions.  Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. Through September 30, 2011, the Company had not experienced impairment losses on its long-lived assets.  However, there can be no assurances that demand for the Company’s products or services will continue, which could result in an impairment of long-lived assets in the future.

Convertible Debt

In accordance with ASC Topic 470-20, “Debt with Conversion and Other Options”, conventional convertible debt is a financial instrument in which the holder may only realize the value of the conversion option by exercising the option and receiving the entire proceeds in a fixed number of shares or the equivalent amount of cash.  Conventional convertible debt with a non-detachable conversion feature that does not contain a cash settlement option, and is not accounted for as a derivative, is recorded as a debt instrument in its entirety.

Stock-Based Compensation

In December 2004, the FASB issued FASB ASC No. 718, Compensation – Stock Compensation (“ASC 718”). Under ASC 718, companies are required to measure the compensation costs of share-based compensation arrangements based on the grant-date fair value and recognize the costs in the financial statements over the period during which employees are required to provide services. Share-based compensation arrangements include stock options, restricted share plans, performance-based awards, share appreciation rights and employee share purchase plans. As such, compensation cost is measured on the date of grant at their fair value. Such compensation amounts, if any, are amortized over the respective vesting periods of the option grant.

CEREBAIN BIOTECH CORP.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2011 (unaudited), June 30, 2011 and 2010

Equity instruments (“instruments”) issued to other than employees are recorded on the basis of the fair value of the instruments, as required by FASB ASC 718. FASB ASC No. 505, Equity Based Payments to Non-Employees (“ASC 505”) defines the measurement date and recognition period for such instruments. In general, the measurement date is (a) when a performance commitment, as defined, is reached or (b) when the earlier of (i) the non-employee performance is complete or (ii) the instruments are vested. The measured value related to the instruments is recognized over a period based on the facts and circumstances of each particular grant as defined in the ASC 505.

The fair value of shares options or similar instruments award is estimated on the date of grant using a Lattice Pricing model and other information that management deems most relevant.  The ranges of assumptions for inputs are as follows:

•

Expected term of share options and similar instruments: Pursuant to Paragraph 718-10-50-2 of the FASB Accounting Standards Codification the expected term of share options and similar instruments represents the period of time the options and similar instruments are expected to be outstanding taking into consideration of the contractual term of the instruments and employees’ expected exercise and post-vesting employment termination behavior into the fair value (or calculated value) of the instruments.  The Company uses historical data to estimate employee termination behavior.  The contractual term of share options or similar instruments is used as expected term of share options or similar instruments for the Company if it is a newly formed corporation.

•

Expected volatility of the entity’s shares and the method used to estimate it.  An entity that uses a method that employs different volatilities during the contractual term shall disclose the range of expected volatilities used and the weighted-average expected volatility.  A thinly-traded or nonpublic entity that uses the calculated value method shall disclose the reasons why it is not practicable for it to estimate the expected volatility of its share price, the appropriate industry sector index that it has selected, the reasons for selecting that particular index, and how it has calculated historical volatility using that index.  The Company uses the average historical volatility of the comparable companies over the expected contractual life of the share options or similar instruments as its expected volatility.  If shares of a company are thinly traded the use of weekly or monthly price observations would generally be more appropriate than the use of daily price observations as the volatility calculation using daily observations for such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

•

Expected dividends.  An entity that uses a method that employs different dividend rates during the contractual term shall disclose the range of expected dividends used and the weighted-average expected dividends.  The expected dividend yield is based on the Company’s current dividend yield as the best estimate of projected dividend yield for periods within the expected contractual life of the option.

•

Risk-free rate(s). An entity that uses a method that employs different risk-free rates shall disclose the range of risk-free rates used.  The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods within the contractual life of the option.

No options were granted or outstanding during the reporting periods.

Non-Cash Equity Transactions

Shares of equity instruments issued for non-cash consideration are recorded at the fair value of the consideration received based on the market value of services to be rendered, or at the value of the stock given, considered in reference to contemporaneous cash sale of stock.

Accounting for Derivative Financial Instruments

The Company evaluates stock options, stock warrants or other contracts to determine if those contracts or embedded components of those contracts qualify as derivatives to be separately accounted for under the relevant sections of ASC Topic 815-40, “Derivative Instruments and Hedging: Contracts in Entity’s Own Equity” (“ASC Topic 815-40”).  The result of this accounting treatment could be that the fair value of a financial instrument is classified as a derivative instrument and is marked-to-market at each balance sheet date and recorded as a liability.  In the event that the fair value is recorded as a liability, the change in fair value is recorded in the statement of operations as other income or other expense.  Upon conversion or exercise of a derivative instrument, the instrument is marked to fair value at the conversion date and then that fair value is reclassified to equity.  Financial instruments that are initially classified as equity that become subject to reclassification under ASC Topic 815-40 are reclassified to a liability account at the fair value of the instrument on the reclassification date.

CEREBAIN BIOTECH CORP.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2011 (unaudited), June 30, 2011 and 2010

Fair Value of Financial Instruments

The Company applies the provisions of accounting guidance, FASB Topic ASC 825 that requires all entities to disclose the fair value of financial instruments, both assets and liabilities recognized and not recognized on the balance sheet, for which it is practicable to estimate fair value, and defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.  As of September 30, 2011, June 30, 2011, and June 30, 2010, the fair value of cash, accounts payable, related party payables, and notes payable to stockholders approximated carrying value due to the short maturity of the instruments, quoted market prices or interest rates which fluctuate with market rates.

Fair Value Measurements

FASB ASC Topic 825 “Financial Instruments,” requires disclosure about fair value of financial instruments.

The FASB ASC Topic 820, Fair Value Measurements and Disclosures, clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.  These inputs are summarized in the three broad levels listed below.

•

Level 1 – observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

•

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.).

•

Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The carrying value of financial assets and liabilities recorded at fair value is measured on a recurring or nonrecurring basis. Financial assets and liabilities measured on a non-recurring basis are those that are adjusted to fair value when a significant event occurs.  The Company had no financial assets or liabilities carried and measured on a nonrecurring basis during the reporting periods. Financial assets and liabilities measured on a recurring basis are those that are adjusted to fair value each time a financial statement is prepared.

Concentrations, Risks, and Uncertainties

The Company is a start up company subject to the substantial business risks and uncertainties inherent to such an entity, including the potential risk of business failure.

Basic and diluted earnings per share

Basic earnings (loss) per common stock is computed by dividing net earnings applicable to common stockholders by the weighted-average number of common stock outstanding during the period. Diluted earnings (loss) per common stock is determined using the weighted-average number of common stock outstanding during the period, adjusted for the dilutive effect of common stock equivalents, using the treasury stock method, consisting of shares that might be issued upon exercise of common stock warrants.  In periods where losses are reported, the weighted-average number of common stock outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

Basic earnings per share are based on the weighted-average number of shares of common stock outstanding.  Diluted earnings per share is based on the weighted-average number of shares of common stock outstanding adjusted for the effects of common stock that may be issued as a result of the following types of potentially dilutive instruments:

•

Warrants,

•

Employee stock options, and

•

Other equity awards, which include long-term incentive awards.

CEREBAIN BIOTECH CORP.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2011 (unaudited), June 30, 2011 and 2010

The FASB ASC Topic 260, Earnings Per Share, requires the Company to include additional shares in the computation of earnings per share, assuming dilution.  The additional shares included in diluted earnings per share represents the number of shares that would be issued if all of the Company’s outstanding dilutive instruments were converted into common stock.

Diluted earnings per share are based on the assumption that all dilutive options were converted or exercised. Dilution is computed by applying the treasury stock method.  Under this method, options and warrants are assumed to be exercised at the time of issuance, and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Basic and diluted earnings (loss) per share are the same since the Company had net losses for all periods presented and including the additional potential common shares would have an anti-dilutive effect.

Accounting Pronouncements

In October 2009, the FASB issued an Accounting Standard Update (“ASU”) No. 2009-13, which addresses the accounting for multiple-deliverable arrangements to enable vendors to account for products or services separately rather than as a combined unit and modifies the manner in which the transaction consideration is allocated across the separately identified deliverables. The ASU significantly expands the disclosure requirements for multiple-deliverable revenue arrangements.  The ASU will be effective for the first annual reporting period beginning on or after June 15, 2010, and may be applied retrospectively for all periods presented or prospectively to arrangements entered into or materially modified after the adoption date.  Early adoption is permitted, provided that the guidance is retroactively applied to the beginning of the year of adoption.  The adoption of ASU No. 2009-13 did not have any effect on its financial statements upon its required adoption on January 1, 2011.

In February 2010, the FASB issued ASU No. 2010-9, which amends the Subsequent Events Topic of the Accounting Standards Codification to eliminate the requirement for public companies to disclose the date through which subsequent events have been evaluated.  The Company will continue to evaluate subsequent events through the date of the issuance of the financial statements; however, consistent with the guidance, this date will no longer be disclosed. ASU 2010-09 does not have any impact on the Company’s results of operations, financial condition or liquidity.

In April 2010, the FASB issued ASU No. 2010-13—Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades as codified in ASC 718—Compensation—Stock Compensation (“ASC 718”).  This update addresses the classification of a share-based payment award with an exercise price denominated in the currency of a market in which the underlying equity security trades.  ASC 718 is amended to clarify that a share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades shall not be considered to contain a market, performance, or service condition.  Therefore, such an award is not to be classified as a liability if it otherwise qualifies as equity classification.  This ASU is effective for fiscal years beginning on or after December 15, 2010. The adoption of this update did not have any impact on the Company’s Financial Statements.

In April, 2011, the FASB issued ASU No. 2011-02, to provide additional guidance to assist creditors in determining whether a restructuring of a receivable meets the criteria to be considered a troubled debt restructuring.  The amendments in this ASU are effective for the first interim or annual period beginning on or after June 15, 2011, and are to be applied retrospectively to the beginning of the annual period of adoption.  As a result of applying these amendments, an entity may identify receivables that are newly considered impaired. Early adoption is permitted.  The Company intends to adopt the methodologies prescribed by this ASU by the date required, and is continuing to evaluate the impact of adoption of this ASU.

In April, 2011, the FASB issued ASU No. 2011-03 to remove from the assessment of effective control the criterion relating to the transferor’s ability to repurchase or redeem financial assets on substantially the agreed terms, even in the event of default by the transferee.  The amendments in this ASU also eliminate the requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The guidance in this ASU is effective for the first interim or annual period beginning on or after December 15, 2011.  The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date.  Early adoption is not permitted.  The Company will adopt the methodologies prescribed by this ASU by the date required, and does not anticipate that the ASU will have a material effect on its financial position or results of operations.

CEREBAIN BIOTECH CORP.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2011 (unaudited), June 30, 2011 and 2010

In May 2011, the FASB issued ASU No. 2011-04.  The amendments in this ASU generally represent clarifications of ASC 820, but also include some instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed.  This ASU results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs.  The amendments in this ASU are to be applied prospectively.  For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted.  The Company will adopt the methodologies prescribed by this ASU by the date required, and does not anticipate that the ASU will have a material effect on its financial position or results of operations.

In June 2011, the FASB issued ASU No. 2011-05.  Under the amendments in this ASU, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income.  This ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity.  The amendments in this ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income.  The amendments in this ASU should be applied retrospectively. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011.  Early adoption is permitted, because compliance with the amendments is already permitted.  The amendments do not require any transition disclosures.  Due to the recent nature of this pronouncement, the Company is evaluating when it will adopt ASU 2011-05, but it will adopt the ASU retrospectively by the due date.

4.

COMMITMENTS AND CONTINGENCIES

Consulting Agreements

The Company has a consulting agreement with its officer, director, and stockholder under which he is compensated $5,000 per month, plus medical benefits.  This contract, as amended on January 1, 2012, is for twenty-four (24) months beginning January 2012 (“Initial Term”), automatically renews for two (2) successive twelve (12) month terms after the Initial Term (“Renewal Term”), and can be terminated with six month notice during the Renewal Term.

The Company has a consulting agreement with a stockholder to provide accounting and administrative support, under which she is compensated $1,500 per month.  This contract is for twelve (12) months beginning September 2010 (“Initial Term”), automatically renews for one (1) successive twelve (12) month term after the Initial Term (“Renewal Term”), and can be terminated with six month notice during the Renewal Term.

In addition, the Company has consulting agreements with two (2) of its stockholders, under which the Company compensates each of these stockholders $10,000 per month plus medical benefits.  These contracts, as amended on January 1, 2012, are for twenty-four (24) months beginning January 2012 (“Initial Term”), automatically renew for two (2) successive twelve (12) month terms after the Initial Term (“Renewal Term”), and can be terminated with six month notice during the Renewal Term.

Patent License Agreement

The Patent License agreement provides for a one-time payment of $50,000 due within ninety (90) days of the date of signing of June 10, 2010 (as of the date of this filing, the one-time payment is fully paid), and a royalty payment of six (6) percent of the value of the net sales, as defined, generated from the sale of licensed products.  The agreement also provides for yearly minimum royalty payments of $50,000 for each of the fourth, fifth, and sixth anniversary of the date of the agreement, and a yearly minimum royalty payment of $100,000 for each year thereafter during the term of the agreement.  The term of the agreement shall continue until the patent in the intellectual property expires, unless terminated sooner under the provisions of the agreement, as defined.

Legal

The Company is not involved in any legal matters arising in the normal course of business.  While incapable of estimation, in the opinion of the management, the individual regulatory and legal matters in which it might involve in the future are not expected to have a material adverse effect on the Company’s financial position, results of operations, or cash flows.

CEREBAIN BIOTECH CORP.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2011 (unaudited), June 30, 2011 and 2010

5.

COMPUTER EQUIPMENT

Computer equipment consisted of the following:

	September 30, 2011	June 30, 2011	June 30, 2010

Computer equipment	$1,711	$1,711	$--
	1,711	1,711	--
Less: accumulated depreciation	(713)	(499)	--

Total	$998	$1,212	$--

6.

PATENT RIGHTS

On June 10, 2010, the Company entered into a Patent License Agreement under which the Company acquired the exclusive rights to certain intellectual property related to using omentum for treating dementia conditions.  Under the agreement the Company has accrued rights fees of $50,000 payable to Dr. Saini, and the Company issued Dr. Saini 6,600,000 shares of our common stock, valued at $6,600 (based on the fair market value on the date of grant) restricted in accordance with Rule 144 (see Note 8).  As a result Dr. Saini became our largest shareholder.

Subsequently, the Company has paid legal fees totaling $19,300 related to the patent.

7.

NOTES PAYABLE TO STOCKHOLDERS

Note payable to stockholder represents monies borrowed from a stockholder for working capital purposes.  The note payable pays no interest and is unsecured.  As of September 30, 2011, the balance outstanding was $2,490.

On July 31, 2011, the Company entered into an unsecured $60,000 promissory note (“Promissory Note”) with a stockholder.  The Promissory Note matures on April 13, 2012 and pays interest at six (6) percent per annum at maturity.

8.

STOCK TRANSACTIONS

On July 1, 2011, the Company entered into a stock purchase agreement with a third party, under which the Company issued him 10,000 Units (each a “Unit” and collectively the “Units”), with each Unit consisting of Two (2) shares of common stock and One (1) warrant to purchase One (1) share of common stock (each a “Warrant” and collectively the “Warrants”) at a price per Unit of $1.00 for a total of $8,800, net of offering costs of $1,200. The common stock is restricted in accordance with Rule 144.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investor was sophisticated and familiar with our operations at the time of the issuance of the shares.

On May 17, 2011, the Company entered into a stock purchase agreement with a third party, under which the Company issued him 20,000 Units (each a “Unit” and collectively the “Units”), with each Unit consisting of Two (2) shares of common stock and One (1) warrant to purchase One (1) share of common stock (each a “Warrant” and collectively the “Warrants”) at a price per Unit of $1.00 for a total of $18,000, net of offering costs of $2,000. The common stock is restricted in accordance with Rule 144.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investor was sophisticated and familiar with our operations at the time of the issuance of the shares.

The warrants are exercisable for a term of two years at an exercise price of $1.00 per share.  The warrants also contain anti-dilution provisions, including but not limited to, if the Company has a stock split, stock dividend, spin-off, reclassification, combination of shares or similar corporate rearrangement, the conversion price of the warrants will proportionately be adjusted.

On November 12, 2010, the Company entered into a stock purchase agreement with a third party, under which the Company issued him 1,000,000 shares of our common stock, restricted in accordance with Rule 144, in exchange for $160,000, net of offering costs of $40,000.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investor was sophisticated and familiar with our operations at the time of the issuance of the shares.

CEREBAIN BIOTECH CORP.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2011 (unaudited), June 30, 2011 and 2010

In connection with the stock issuances, the Company incurred additional costs of $19,000, primarily for legal costs.  These costs were recorded in stockholder’ deficit as additional paid in capital.

On June 10, 2010, the Company entered into a Patent License Agreement under which the Company acquired the exclusive rights to certain intellectual property related to using omentum for treating dementia conditions.  Under the agreement the Company issued Dr. Saini 6,600,000 shares of our common stock, valued at $6,600 (based on the fair market value on the date of grant) restricted in accordance with Rule 144.  As a result Dr. Saini became our largest shareholder. The issuance was an isolated transaction not involving a public offering pursuant to Section 4(2) of the Securities Act of 1933.

During the period from February 22, 2010 (date of inception) through June 30, 2011, the Company issued 13,900,000 restricted common shares for founder’s capital contribution, valued at $13,900 (based on the fair market value on the date of grant).  The issuance was an isolated transaction not involving a public offering pursuant to Section 4(2) of the Securities Act of 1933.

9.

WARRANTS

Accounting for the Warrants

In connection with the Company’s May 2011 stock purchase agreement (“2011 Financing”), the Company issued 40,000 restricted common shares along with warrants to purchase an additional 20,000 shares with an exercise price of $1.00 and are exercisable for term of two years.  The Company analyzed the warrants issued in this transaction (“Warrants”) in accordance with ASC Topic 815 (a codification of EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”) to determine whether the Warrants meet the definition of a derivative under ASC Topic 815 and, if so, whether the Warrants meet the scope exception of ASC Topic 815, which is that contracts issued or held by the reporting entity that are both (1) indexed to its own stock and (2) classified in stockholders’ equity shall not be considered to be derivative instruments for purposes of ASC Topic 815.  The provisions of ASC Topic 815 subtopic 40 “Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock” (“ASC Topic 815 subtopic 40”) apply to any freestanding financial instruments or embedded features that have the characteristics of a derivative, as defined by ASC Topic 815 and to any freestanding financial instruments that are potentially settled in an entity’s own common stock.  The Company concluded that the warrants issued in the 2011 Financing should be treated as equity as the 2011 Financing contains no provisions which would require the Company to account for the warrants as a derivative liability.

The following represents a summary of the Warrants outstanding at June 30, 2011 and 2010 and changes during the years then ended:

	2011		2010
	Warrants	Weighted Average Exercise Price	Warrants	Weighted Average Exercise Price
Outstanding, beginning of year	-	$-	-	$-
Granted	20,000	1.00	-	-
Exercised	-	-	-	-
Expired/Forfeited	-	-	-	-
Outstanding, end of year	20,000	$1.00	-	$-
Exercisable at the end of the year	20,000	$1.00	-	$-

On July 1, 2011, the Company entered into a stock purchase agreement with a third party, under which the Company issued him 20,000 restricted common shares along with warrants to purchase an additional 10,000 shares with an exercise price of $1.00 and are exercisable for term of two years.

10.

RELATED PARTY TRANSACTIONS

Other than as set forth below, and as disclosed in Notes 4 and 7, the Company has not entered into or been a participant in any transaction in which a related person had or will have a direct or indirect material interest.

CEREBAIN BIOTECH CORP.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2011 (unaudited), June 30, 2011 and 2010

The Company has consulting agreements with three stockholders (see Note 4) and expensed consulting fees totaling $362,463 and $112,000 for the year ended June 30, 2011 and the period from inception to June 30, 2010, respectively. The Company paid consulting fees in the amount of $13,570 and none, respectively, to a stockholder, who is also a member of the Board of Directors, for the periods ended June 30, 2011 and 2010, respectively.

11.

EARNINGS PER SHARE

FASB ASC Topic 260, Earnings Per Share, requires a reconciliation of the numerator and denominator of the basic and diluted earnings (loss) per share (EPS) computations.

Basic earnings (loss) per share are computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings (loss) per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

During the reporting periods, the following were included as potential dilutive shares: Warrants issued in conjunction with the Company’s 2011 Financing to purchase 30,000 shares at an exercise price of $1.00 of common stock.  Total number of potential additional dilutive warrants outstanding for the three month periods ended September 30, 2011 and 2010 was 30,000 and none, respectively, and for the fiscal years ended June 30, 2011 and 2010 was 20,000 and none, respectively.  In addition, the Debenture converts at an exercise price of $0.40 of common stock.  The warrants were considered for the dilutive calculation but in periods where losses are reported, the weighted-average number of common stock outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

The following table sets forth the computation of basic and diluted net income per share:

	Three Months Ended	Three Months Ended	Fiscal Year ended	February 22, 2010 (date of inception) through
	September 30, 2011	September 30, 2010	June 30, 2011	June 30, 2010

Net loss attributable to the common stockholders	$(106,578)	$(97,613)	$(387,892)	$(116,799)

Basic weighted average outstanding shares of common stock	21,555,652	14,687,500	19,653,342	3,106,589
Dilutive effect of options and warrants	-	-	-	-
Diluted weighted average common stock and common stock equivalents	21,555,652	14,687,500	19,653,342	3,106,589

Earnings (loss) per share:
Basic and diluted	$(0.01)	$(0.01)	$(0.02)	$(0.04)

CEREBAIN BIOTECH CORP.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2011 (unaudited), June 30, 2011 and 2010

12.

INCOME TAXES

The provision (benefit) for income taxes for the period ended June 30, 2011 and 2010, was as follows (assuming a 34% effective tax rate for federal income taxes and an 8% effective tax rate for state income taxes):

	June 30, 2011	June 30, 2010

Current tax provision:
Federal	$--	$--
Taxable income - federal	$--	$--

State	$900	$900
Taxable income - state	$900	$900
Total current tax provision	$900	$900

Deferred tax provision:
Federal and State
Total deferred tax provision	$--	$--

The Company had deferred income tax assets as of June 30, 2011 and 2010 are as follows:

	June 30, 2011	June 30, 2010

Loss carryforwards	$212,000	$49,000
Less – valuation allowance	(212,000)	(49,000)
Total net deferred tax assets	$--	$--

The Company provided a valuation allowance equal to the deferred income tax assets for the fiscal years ended June 30, 2011 and 2010, respectively, because it is not presently known whether future taxable income will be sufficient to utilize the loss carryforwards.

At June 30, 2011, the Company had approximately $503,000 in Federal and State tax loss carryforwards that can be utilized in future periods to reduce taxable income, and expire by the year 2030.

The Company did not identify any material uncertain tax positions on tax returns that will be filed.  The Company recognized interest and penalties of $100 and $100, during the fiscal years ended June 30, 2011 and 2010, respectively.

The Company will file income tax returns in the United States.  The fiscal year ended June 30, 2010 is open for examination.

13.

SUBSEQUENT EVENTS

On February 1, 2012, Cerebain entered into an unsecured $80,000 promissory note (“Promissory Note”) with a stockholder.  The Promissory Note matures on April 13, 2012 and pays interest at six (6) percent per annum at maturity.

On January 17, 2012, the holders of a majority of the Company’s common stock entered into a Stock Purchase Agreement with Cerebain Biotech Corp., a Nevada corporation, under which Cerebain agreed to purchase an aggregate of 3,800,000 shares of the Company’s common stock from those shareholders in exchange for $296,000.  These shares represent approximately 90% of the Company’s outstanding common stock (after taking into account the cancellation of 6,000,000 shares of its common stock by R. Douglas Barton under the Spinoff Agreement as discussed herein).  The transaction closed February 9, 2012.  Concurrently with the close of the transaction, the Company closed a transaction with the shareholders of Cerebain whereby it issued 4,556,800 shares of its common stock in exchange for 22,784,000 shares of Cerebain’s common stock, which represented 100% of Cerebain’s outstanding common stock.  In addition, concurrent with these two transactions, the Company closed a transaction with its primary shareholder, Mr. R. Douglas Barton, whereby it sold all of our assets in exchange for Mr. Barton assuming all of the Company’s then-existing liabilities, as well as the return of 6,000,000 shares of the Company’s common stock.

CEREBAIN BIOTECH CORP.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2011 (unaudited), June 30, 2011 and 2010

As a result of these transactions: (i) Cerebain became the Company’s wholly-owned subsidiary, (ii) all of the Company’s officers and one of our directors resigned immediately, and it appointed one new director and retained new executive officers; and (iii) the Comapny changed its business focus from one selling disposable dental supply products at discount prices over the Internet to one focusing on researching, developing, and testing medicinal treatments utilizing omentum under a patent Cerebain, the Company’s now wholly-owned subsidiary, licenses from Dr. Surinder Singh Saini, MD.

The Company’s only operations are conducted through its wholly-owned subsidiary, Cerebain.  In accordance with financial reporting for reverse merger transactions the financial reporting contained herein is only that of Cerebain and does not include Discount Dental’s financial results.

On January 3, 2012, the Company entered into a stock purchase agreement with a third party, under which the Company issued him 20,000 shares of our common stock, restricted in accordance with Rule 144, in exchange for $9,000, net of offering costs of $1,000.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investor was sophisticated and familiar with our operations at the time of the issuance of the shares.

On December 8, 2011, the Company entered into a stock purchase agreement with a third party, under which the Company issued him 84,000 shares of our common stock, restricted in accordance with Rule 144, in exchange for $36,960, net of offering costs of $5,040.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investor was sophisticated and familiar with our operations at the time of the issuance of the shares.

On December 1, 2011, the Company entered into a stock purchase agreement with a third party, under which the Company issued him 270,000 shares of our common stock, restricted in accordance with Rule 144, in exchange for $118,800, net of offering costs of $16,200.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investor was sophisticated and familiar with our operations at the time of the issuance of the shares.

On November 21, 2011, the Company entered into a stock purchase agreement with a third party, under which the Company issued him 250,000 shares of our common stock, restricted in accordance with Rule 144, in exchange for $110,000, net of offering costs of $15,000.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investor was sophisticated and familiar with our operations at the time of the issuance of the shares.

On November 18, 2011, the Company entered into a stock purchase agreement with a third party, under which the Company issued them 150,000 shares of our common stock, restricted in accordance with Rule 144, in exchange for approximately $66,657, net of offering costs of approximately $10,343.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investor was sophisticated and familiar with our operations at the time of the issuance of the shares.

On October 28, 2011, the Company entered into a stock purchase agreement with a third party, under which the Company issued him 450,000 shares of our common stock, restricted in accordance with Rule 144, in exchange for $198,000, net of offering costs of $27,000.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investor was sophisticated and familiar with our operations at the time of the issuance of the shares.

On October 13, 2011, the Company entered into a $100,000 convertible note (“Convertible Note”) with a stockholder. The Convertible Note matures in six (6) months, pays interest at six (6) percent per annum at maturity, the holder is entitled to convert at $0.40 per share into the Company’s common stock, and provide for potential adjustments, as defined. To properly account for this transaction, the Company performed a detailed analysis to obtain a thorough understanding of the transaction, including understanding the terms of each instrument issued. This agreement meets the definition of conventional convertible debt and there was no beneficial conversion feature since the conversion price was not lower than the estimated fair value of the Company’s common stock on the date of the transaction.